                                                                    EXHIBIT 99.1

      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated - 1999-1 Indenture
      Student Loan Asset-Backed Notes, Series 1999-1 and 2000-1
      Report for the Month Ended June 30, 2001

I.    Noteholder Information
      ----------------------

A.    Identification of Notes
      -----------------------

      Series      Description                                     Cusip #              Due Date
      -------------------------------------------------------------------------------------------------
      1999-1A     Senior Auction Rate Notes.......................280907AP1............December 1, 2035
      1999-1B     Senior Auction Rate Notes.......................280907AQ9............December 1, 2035
      1999-1C     Subordinate Auction Rate Notes..................280907AR7............December 1, 2035
      2000-1A     Senior Auction Rate Notes.......................280907AS5............December 1, 2035
      2000-1B     Senior Auction Rate Notes.......................280907AT3............December 1, 2035
      2000-1C     Subordinate Auction Rate Notes..................280907AU0............December 1, 2035

B.    Notification of Redemption Call of Notes
      ----------------------------------------

      Series 1999-1:
        None
      Series 2000-1:
        None

C.    Principal Outstanding - June, 2001
      ----------------------------------

                              Principal            Principal            Principal            Principal
                           Outstanding,             Borrowed             Payments         Outstanding,
      Series             Start of Month         During Month         During Month         End of Month
      -------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A         $ 78,000,000.00                $0.00                $0.00      $ 78,000,000.00
        1999-1B           39,000,000.00                 0.00                 0.00        39,000,000.00
        1999-1C            9,300,000.00                 0.00                 0.00         9,300,000.00
                  -------------------------------------------------------------------------------------
        Total            126,300,000.00                 0.00                 0.00       126,300,000.00
                  -------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A           54,100,000.00                 0.00                 0.00        54,100,000.00
        2000-1B           54,100,000.00                 0.00                 0.00        54,100,000.00
        2000-1C           22,000,000.00                 0.00                 0.00        22,000,000.00
                  -------------------------------------------------------------------------------------
        Total            130,200,000.00                 0.00                 0.00       130,200,000.00
                  -------------------------------------------------------------------------------------
      Totals            $256,500,000.00                $0.00                $0.00      $256,500,000.00
                  =====================================================================================

D.    Accrued Interest Outstanding - June, 2001
      -----------------------------------------

                       Accrued Interest             Interest             Interest     Accrued Interest              Interest
                           Outstanding,              Accrued             Payments         Outstanding,            Rate As Of
      Series             Start of Month         During Month         During Month         End of Month          End Of Month
      -----------------------------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A             $ 17,766.67          $265,633.33          $248,733.33          $ 34,666.67              4.00000%
        1999-1B                8,883.33           132,166.67           124,366.67            16,683.33              3.85000%
        1999-1C                2,170.00            32,343.33            30,380.00             4,133.33              4.00000%
                  -------------------------------------------------------------------------------------
        Total                 28,820.00           430,143.33           403,480.00            55,483.33
                  -------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A               49,050.67           182,737.77           171,677.33            60,111.11              4.00000%
        2000-1B                6,086.25           181,911.25           170,415.00            17,582.50              3.90000%
        2000-1C               20,288.89            76,083.33            71,011.11            25,361.11              4.15000%
                  -------------------------------------------------------------------------------------
        Total                 75,425.81           440,732.35           413,103.44           103,054.72
                  -------------------------------------------------------------------------------------
      Totals                $104,245.81          $870,875.68          $816,583.44          $158,538.05
                  =====================================================================================

E.    Net Loan Rates for Next Interest Period
      ---------------------------------------

                        Interest Period
      Series              Starting Date        Net Loan Rate
      -------------------------------------------------------
      Series 1999-1:
        1999-1A               25-Jul-01               12.73%
        1999-1B               25-Jul-01               12.88%
        1999-1C               25-Jul-01               12.63%
      Series 2000-1:
        2000-1A               16-Aug-01               12.26%
        2000-1B               26-Jul-01               12.39%
        2000-1C               16-Aug-01               12.04%

F.    Noteholders' Carry-Over Amounts - June, 2001
      --------------------------------------------

                             Carry-Over                                                     Carry-Over
                               Amounts,            Additions             Payments             Amounts,
      Series             Start of Month         During Month         During Month         End of Month
      -------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                   $0.00                $0.00                $0.00                $0.00
        1999-1B                    0.00                 0.00                 0.00                 0.00
        1999-1C                    0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
        Total                      0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                    0.00                 0.00                 0.00                 0.00
        2000-1B                    0.00                 0.00                 0.00                 0.00
        2000-1C                    0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
        Total                      0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
      Totals                      $0.00                $0.00                $0.00                $0.00
                  =====================================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - June, 2001
      ----------------------------------------------------------------

                                Accrued             Interest             Interest              Accrued
                              Interest,              Accrued             Payments            Interest,
      Series             Start of Month         During Month         During Month         End of Month
      -------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                   $0.00                $0.00                $0.00                $0.00
        1999-1B                    0.00                 0.00                 0.00                 0.00
        1999-1C                    0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
        Total                      0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                    0.00                 0.00                 0.00                 0.00
        2000-1B                    0.00                 0.00                 0.00                 0.00
        2000-1C                    0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
        Total                      0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
      Totals                      $0.00                $0.00                $0.00                $0.00
                  =====================================================================================

II.   Fund Information
      ----------------

A.    Reserve Funds - June, 2001
      -------------------------

                                                                                         Amount
                                                                                  -------------
      Balance, Start of Month.....................................................$3,847,500.00
      Additions During Month (From Issuance of Notes).............................         0.00
      Less Withdrawals During Month...............................................         0.00
                                                                                  -------------
      Balance, End of Month.......................................................$3,847,500.00
                                                                                  =============

B.    Capitalized Interest Accounts - June, 2001
      ------------------------------------------

                                                                                         Amount
                                                                                  -------------
      Balance, Start of Month.....................................................$4,042,743.15
      Additions During Month (From Issuance of Notes).............................         0.00
      Less Withdrawals During Month...............................................         0.00
                                                                                  -------------
      Balance, End of Month.......................................................$4,042,743.15
                                                                                  =============

C.    Acquisition Accounts - June, 2001
      ---------------------------------

                                                                                   Amount
                                                                                  -------
      Balance, Start of Month.....................................................  $0.00
      Additions During Month......................................................   0.00
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired........................................................   0.00
        Accrued Income............................................................   0.00
        Premiums and Related Acquisition Costs....................................   0.00
      Less Withdrawals for Eligible Loans:
        Principal Acquired........................................................   0.00
        Premiums and Related Acquisition Costs....................................   0.00
                                                                                  -------
      Balance, End of Month.......................................................  $0.00
                                                                                  =======

D.    Alternative Loan Guarantee Accounts - June, 2001
      ------------------------------------------------

                                                                                         Amount
                                                                                  -------------
      Balance, Start of Month.....................................................$2,025,106.28
      Additions During Month (Initial Purchase of Student Loans)..................         0.00
      Guarantee Fees Received (Refunded) During Month.............................         0.00
      Interest Received During Month..............................................     6,798.65
      Other Additions During Month................................................     1,635.40
      Less Withdrawals During Month for Default Payments..........................  (229,034.93)
                                                                                  -------------
      Balance, End of Month.......................................................$1,804,505.40
                                                                                  =============

III.  Student Loan Information
      ------------------------

A.    Student Loan Principal Outstanding - June, 2001
      -----------------------------------------------

                                                                                           Amount
                                                                                  ---------------
      Balance, Start of Month.....................................................$221,463,639.74
      Initial Purchase of Eligible Loans..........................................           0.00
      Transfers...................................................................           0.00
      Loans Purchased / Originated................................................           0.00
      Capitalized Interest........................................................     864,629.56
      Less Principal Payments Received............................................  (2,146,900.06)
      Less Defaulted Alternative Loans Transferred................................    (216,741.77)
      Other Increases (Decreases).................................................      (2,310.36)
                                                                                  ---------------
      Balance, End of Month.......................................................$219,962,317.11
                                                                                  ===============

B.    Composition of Student Loan Portfolio as of June 30, 2001
      ---------------------------------------------------------

                                                                                           Amount
                                                                                  ---------------
      Aggregate Outstanding Principal Balance.....................................$219,962,317.11
      Number of Borrowers.........................................................         33,769
      Average Outstanding Principal Balance Per Borrower..........................         $6,514
      Number of Loans (Promissory Notes)..........................................         64,163
      Average Outstanding Principal Balance Per Loan..............................         $3,428
      Weighted Average Interest Rate..............................................          8.16%

C.    Distribution of Student Loan Portfolio by Loan Type as of June 30, 2001
      -----------------------------------------------------------------------

                                                                Outstanding
                                                                  Principal
      Loan Type                                                     Balance              Percent
      ------------------------------------------------------------------------------------------
      Stafford - Subsidized.................................$ 83,405,993.28                37.9%
      Stafford - Unsubsidized...............................  48,685,324.04                22.1%
      Stafford - Nonsubsidized..............................          (0.03)                0.0%
      PLUS..................................................  20,506,679.83                 9.3%
      SLS...................................................     106,172.24                 0.0%
      Consolidation.........................................  12,850,440.79                 5.8%
      Alternative...........................................  54,407,706.96                24.7%
                                                            ------------------------------------
      Total.................................................$219,962,317.11               100.0%
                                                            ====================================

D.  Distribution of Student Loan Portfolio by Interest Rate as of June 30, 2001
    ---------------------------------------------------------------------------

                                                                 Outstanding
                                                                   Principal
      Interest Rate                                                  Balance              Percent
      -------------------------------------------------------------------------------------------
      Less Than 7.00%........................................$    490,073.07                 0.2%
      7.00% to 7.49%.........................................  26,459,811.64                12.0%
      7.50% to 7.99%.........................................  39,614,709.17                18.0%
      8.00% to 8.49%......................................... 119,290,131.10                54.2%
      8.50% to 8.99%.........................................  20,040,258.60                 9.1%
      9.00% to 9.49%.........................................   1,275,646.59                 0.6%
      9.50% or Greater.......................................  12,791,686.94                 5.8%
                                                             ------------------------------------
      Total..................................................$219,962,317.11               100.0%
                                                             ====================================

E.  Distribution of Student Loan Portfolio by Borrower Payment Status as of
    -----------------------------------------------------------------------
    June 30, 2001
    -------------

                                                               Outstanding
                                                                 Principal
      Borrower Payment Status                                      Balance              Percent
      -----------------------------------------------------------------------------------------
      School................................................$ 51,043,607.20                23.2%
      Grace.................................................  10,347,166.14                 4.7%
      Repayment............................................. 127,133,370.00                57.8%
      Deferment.............................................  24,268,116.65                11.0%
      Forbearance...........................................   7,170,057.12                 3.3%
                                                            -----------------------------------
      Total.................................................$219,962,317.11               100.0%
                                                            ===================================

F.  Distribution of Student Loan Portfolio by Delinquency Status as of
    ------------------------------------------------------------------
    June 30, 2001
    -------------

                                                                 Percent by Outstanding Balance
                                                               ----------------------------------
                                           Outstanding            Excluding
                                             Principal         School/Grace         All Loans in
      Delinquency Status                       Balance         Status Loans            Portfolio
      ------------------------------------------------------------------------------------------
      31 to 60 Days.....................$ 4,938,951.57                 3.1%                 2.2%
      61 to 90 Days.....................  2,735,081.52                 1.7%                 1.2%
      91 to 120 Days....................  1,864,935.87                 1.2%                 0.8%
      121 to 180 Days...................  2,727,008.19                 1.7%                 1.2%
      181 to 270 Days...................  3,010,871.57                 1.9%                 1.4%
      Over 270 Days.....................    427,129.27                 0.3%                 0.2%
      Claims Filed, Not Yet Paid........    939,945.11                 0.6%                 0.4%
                                        --------------------------------------------------------
      Total.............................$16,643,923.10                10.5%                 7.6%
                                        ========================================================

G.  Distribution of Student Loan Portfolio by Guarantee Status as of
    ----------------------------------------------------------------
    June 30, 2001
    -------------

                                                                 Outstanding
                                                                   Principal
      Guarantee Status                                               Balance              Percent
      -------------------------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%.............................$    623,528.30                 0.3%
      FFELP Loan Guaranteed 98%.............................. 164,931,081.85                75.0%
      Alternative Loans Non-Guaranteed.......................  54,407,706.96                24.7%
                                                             ------------------------------------
      Total..................................................$219,962,317.11               100.0%
                                                             ====================================

H.    Distribution of Student Loan Portfolio by Guarantee Agency as of
      ----------------------------------------------------------------
      June 30, 2001
      -------------

                                                                Outstanding
                                                                  Principal
      Guarantee Agency                                              Balance              Percent
      ------------------------------------------------------------------------------------------
      Education Assistance Corporation......................$ 99,446,658.44                45.2%
      Great Lakes Higher Education Corporation..............  16,618,220.03                 7.6%
      California Student Aid Commission.....................  19,211,344.85                 8.7%
      Student Loans of North Dakota.........................   6,332,610.10                 2.9%
      Texas GSLC............................................   5,176,115.60                 2.4%
      Pennsylvania Higher Education Assistance
       Agency...............................................   7,556,637.51                 3.4%
      United Student Aid Funds, Inc.........................  10,046,942.15                 4.6%
      Other Guarantee Agencies..............................   1,166,081.47                 0.5%
      Alternative Loans Non-Guaranteed......................  54,407,706.96                24.7%
                                                            ------------------------------------
      Total.................................................$219,962,317.11               100.0%
                                                            ====================================

I.    Fees and Expenses Accrued For / Through  June, 2001
      ---------------------------------------------------

                                                               For The 6
                                                            Months Ended
                                         June, 2001        June 30, 2001
                                        --------------------------------
      Servicing Fees....................$192,467.02        $1,166,023.50
      Indenture Trustee Fees............   5,343.90            32,062.72
      Broker / Dealer Fees..............  53,437.49           317,063.85
      Auction Agent Fees................   4,275.01            25,792.53
      Other Permitted Expenses..........       0.00                 0.00
                                        --------------------------------
      Total.............................$255,523.42.       $1,540,942.60
                                        ================================

J.    Ratio of Assets to Liabilities as of June 30, 2001
      --------------------------------------------------

                                                                      Amount
                                                             ---------------
      Total Indenture Assets.................................$259,856,245.28
      Total Indenture Liabilities............................ 256,861,212.47
                                                             ---------------
      Ratio..................................................        101.17%
                                                             ===============